UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31573 (Commission File Number)	13-3714405 (I.R.S. Employer Identification No.)

100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 581-8042

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02.	Results of Operations and Financial Condition.

On March 6, 2018, Medifast, Inc. (the “Company”) issued a press release announcing its earnings for the fourth quarter and fiscal year ending December 31, 2017.

A copy of the Press Release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein. This information is being furnished in this report and shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2018, Glenn W. Welling resigned as a director of the Company effective immediately. Mr. Welling’s resignation from the Company’s Board of Directors (the “Board”) did not involve any disagreement with management or the Board related to the Company’s operations, policies or practices. In addition, Charles P. Connolly, a member of the Company’s Board, announced his intention to retire from the Board and not stand for re-election as a director of the Company at the 2018 annual meeting of stockholders. Mr. Connolly’s decision not to stand for re-election is not the result of any disagreement with management or the Board related to the Company’s operations, policies or practices.

The Board intends to nominate Michael Hoer to stand for election as a director at the 2018 annual meeting of stockholders. Mr. Hoer has extensive business experience within the Asian market, having lived in Asia for nearly three decades, including Hong Kong and Singapore, two markets that will be core to Medifast’s international expansion. Previously, Mr. Hoer spent 18 years working for Continental Grain Company, where he held the position of President and Managing Director of Continental Grain Asia.

A copy of the press release announcing the events described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated March 6, 2018 titled “Medifast, Inc. Announces Fourth Quarter and Full Year 2017 Financial Results”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

By:	/s/ Timothy Robinson
Timothy Robinson Chief Financial Officer

Dated: March 6, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 6, 2018 titled “Medifast, Inc. Announces Fourth Quarter and Full Year 2017 Financial Results”

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